Amounts in millions, except per share amounts, ASP, percentages		Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11[1]	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14[9]
	TAM	160.4	163.3	156.2	164.0	167.5	159.5	165.8	176.3	119.1	146.4	156.7	139.1	135.8	135.9	133.3	139.0
	Share	30.9%	31.3%	31.8%	30.9%	31.2%	31.2%	32.5%	32.8%	23.9%	30.2%	45.3%	44.9%	43.6%	44.3%	44.9%	45.1%
	Units (HDD)[2]	49.5	51.1	49.7	50.7	52.2	49.8	53.8	57.8	28.5	44.2	71.0	62.5	59.2	60.2	59.9	62.6
	ASP (HDD)	$52	$51	$47	$46	$47	$45	$44	$46	$69	$68	$65	$62	$62	$61	$60	$58
	Revenue	$2,619	$2,641	$2,382	$2,396	$2,475	$2,252	$2,403	$2,694	$1,995	$3,035	$4,754	$4,035	$3,824	$3,764	$3,728	$3,804
	Gross Profit	$687	$665	$535	$437	$475	$410	$469	$541	$648	$977	$1,472	$1,193	$1,059	$1,061	$1,050	$1,088
	Gross Margin	26.2%	25.2%	22.5%	18.2%	19.2%	18.2%	19.5%	20.1%	32.5%	32.2%	31.0%	29.6%	27.7%	28.2%	28.2%	28.6%
	R&D	$154	$160	$154	$167	$169	$179	$188	$193	$191	$265	$406	$396	$378	$396	$402	$401
	SG&A	60	64	61	59	66	63	77	71	85	122	178	179	162	185	180	132
	Other	-	-	27	-	-	10	32	18	210	48	80	26	41	63	689	13
	Total Operating Expenses	$214	$224	$242	$226	$235	$252	$297	$282	$486	$435	$664	$601	$581	$644	$1,271	$546
	Operating Income (Loss)	$473	$441	$293	$211	$240	$158	$172	$259	$162	$542	$808	$592	$478	$417	$(221)	$542
	Net Income (Loss)	$429	$400	$265	$197	$225	$146	$158	$239	$145	$483	$745	$519	$335	$391	$(265)	$495
	EPS	$1.85	$1.71	$1.13	$0.84	$0.96	$0.62	$0.67	$1.01	$0.61	$1.96	$2.87	$2.06	$1.36	$1.60	$(1.12)	$2.05
	Diluted Shares Outstanding	232	234	235	234	235	236	237	237	237	246	260	252	246	245	236	242
Non-GAAP Results	Gross Profit	$687	$665	$535	$437	$475	$410	$469	$541	$648	$1,077	$1,511	$1,231	$1,097	$1,099	$1,085	$1,135
	Gross Margin	26.2%	25.2%	22.5%	18.2%	19.2%	18.2%	19.5%	20.1%	32.5%	35.5%	31.8%	30.5%	28.7%	29.2%	29.1%	29.8%
	Net Income	$429	$400	$292	$197	$225	$156	$193	$260	$358	$619	$872	$594	$513	$514	$477	$514
	EPS[4]	$1.85	$1.71	$1.24	$0.84	$0.96	$0.66	$0.81	$1.10	$1.51	$2.52	$3.35	$2.36	$2.09	$2.10	$1.96	$2.12
Revenue By Channel	OEM	48%	49%	54%	50%	45%	47%	55%	53%	59%	64%	69%	63%	61%	60%	66%	64%
	Distributors	30%	33%	29%	32%	33%	33%	29%	29%	25%	28%	21%	24%	24%	26%	23%	24%
	Retail	22%	18%	17%	18%	22%	20%	16%	18%	16%	8%	10%	13%	15%	14%	11%	12%
Revenue by Geography	Americas	25%	24%	25%	23%	22%	22%	20%	19%	22%	21%	27%	23%	27%	27%	28%	26%
	EMEA	25%	24%	21%	23%	25%	24%	20%	22%	21%	18%	18%	18%	23%	22%	19%	20%
	Asia/ANZ	50%	52%	54%	54%	53%	54%	60%	59%	57%	61%	55%	59%	50%	51%	53%	54%
	Top 10 Customers Revenue	55%	51%	52%	50%	48%	49%	53%	49%	51%	53%	53%	44%	45%	45%	48%	48%
	Enterprise SSD Revenue	-	-	-	-	-	-	-	-	-	$11	$54	$70	$89	$92	$104	$106
PC Units[3]	Notebook	17.735	17.072	16.802	16.582	17.385	16.227	16.867	19.622	9.814	18.067	32.773	25.887	21.300	21.547	23.989	22.912
	Desktop	19.290	21.461	20.282	20.918	20.411	20.118	22.348	21.588	11.391	15.975	21.211	16.819	17.717	18.383	16.185	17.307
Non-PC Units	Consumer Electronics[4]	4.083	4.643	5.306	5.239	4.709	4.765	6.459	7.188	2.352	3.643	4.155	8.019	6.452	6.517	6.544	8.474
	Branded	6.219	5.565	5.005	5.678	7.427	6.404	5.672	7.060	3.191	2.926	4.986	5.767	7.139	6.517	5.281	6.146
	Enterprise	2.170	2.356	2.346	2.319	2.284	2.318	2.463	2.369	1.724	3.616	7.913	5.988	6.633	7.211	7.897	7.771
	Total HDD	49.497	51.097	49.741	50.736	52.216	49.832	53.809	57.827	28.472	44.227	71.038	62.480	59.241	60.175	59.896	62.610
	Average GB Shipped	443	463	453	512	581	578	608	634	578	581	668	708	804	805	797	811
	EB Shipped	21.9	23.7	22.5	26.0	30.3	28.8	32.7	36.7	16.5	25.7	47.4	44.3	47.6	48.4	47.7	50.8
	R4Q EB Shipped	64.3	76.5	85.1	94.1	102.5	107.7	117.8	128.5	114.6	111.5	126.3	133.9	165.1	187.8	188.0	194.5

Revenue by Channel R4Q Ending Q1 FY14



Retail 13%
Distributors 24%
OEM 63%

Revenue by Geography R4Q Ending Q1 FY14



Americas 27%
Asia/ANZ 52%
EMEA 21%

Volume and Market Share



Volume
Share
Units (in millions)
Market Share

Revenue and Non-GAAP Gross Margin



Revenue
Gross Margin
$mils

Non-GAAP EPS Analysis



Actual EPS
EPS Guidance High
EPS Guidance Low

Note: Refer to "Non-GAAP Financial Measures" for information about non-GAAP financial measures included in this quarterly fact sheet.

Balance sheet, cash flows, earnings, dividends and share repurchase amounts in millions	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14
Cash and Cash Equivalents	$2,435	$2,826	$2,734	$2,858	$3,110	$3,230	$3,490	$3,675	$3,924	$3,377	$3,208	$3,537	$3,816	$4,060	$4,309	$4,869
Debt	444	425	400	375	350	325	294	263	231	2,743	2,185	2,128	2,128	2,013	1,955	2,398
Net Cash and Cash Equivalents	$1,991	$2,401	$2,334	$2,483	$2,760	$2,905	$3,196	$3,412	$3,693	$634	$1,023	$1,409	$1,688	$2,047	$2,354	$2,471
Cash Flow From Operations	$557	$588	$363	$390	$505	$313	$447	$352	$378	$1,208	$1,128	$936	$772	$727	$684	$680
Free Cash Flow	$358	$411	$178	$190	$255	$138	$294	$218	$258	$1,069	$804	$554	$526	$539	$548	$544
Capital Expenditures	$199	$177	$185	$200	$250	$175	$153	$134	$120	$139	$324	$382	$246	$188	$136	$136
Depreciation and Amortization	$126	$128	$134	$150	$151	$151	$150	$158	$140	$188	$339	$313	$309	$309	$302	$312
EBITDA	$599	$569	$427	$361	$391	$309	$322	$417	$302	$730	$1,147	$905	$787	$726	$81	$854
Accounts Receivable, Net	$1,365	$1,257	$1,256	$1,325	$1,250	$1,171	$1,206	$1,356	$747	$2,377	$2,364	$1,951	$1,732	$1,700	$1,793	$1,791
Inventory Raw Materials	$102	$115	$159	$155	$141	$151	$172	$170	$191	$329	$245	$237	$193	$191	$167	$208
Work in Process	212	254	255	266	274	260	263	275	185	667	552	559	581	583	575	579
Finished Goods	139	138	146	140	153	163	142	200	90	286	413	508	430	423	446	457
Total Inventory	$453	$507	$560	$561	$568	$574	$577	$645	$466	$1,282	$1,210	$1,304	$1,204	$1,197	$1,188	$1,244
Property, Plant and Equipment, Net	$1,696	$1,756	$2,159	$2,245	$2,277	$2,249	$2,224	$2,209	$2,091	$4,171	$4,067	$4,027	$3,938	$3,803	$3,700	$3,638
Accounts Payable	$1,507	$1,508	$1,507	$1,703	$1,628	$1,486	$1,545	$1,708	$883	$2,774	$2,773	$2,545	$2,185	$2,037	$1,990	$2,061
Days Sales Outstanding	47	43	48	50	46	47	46	46	34	71	45	44	41	41	44	43
Days Inventory Outstanding	21	23	28	26	26	28	27	27	31	57	34	42	40	40	40	42
Days Payables Outstanding	71	69	74	79	74	73	73	72	60	123	77	82	72	69	67	69
Cash Conversion Cycle	(3)	(3)	2	(3)	(2)	2	-	1	5	5	2	4	9	12	17	16
Inventory Turns	17	16	13	14	14	13	13	13	12	6	11	9	9	9	9	9
Dividends Paid	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$121	$ -	$60	$59
Shares Repurchased	-	-	-	1.8	-	-	-	-	-	-	16.4	5.2	4.2	5.2	4.4	2.3
Shares Repurchased	$ -	$ -	$ -	$50	$ -	$ -	$ -	$ -	$ -	$ -	$604	$218	$146	$243	$235	$150
Remaining Amount Authorized	$466	$466	$466	$416	$416	$416	$416	$416	$416	$416	$1,312	$2,594	$2,448	$2,205	$1,970	$1,820
R4Q Economic Profit[6]	$484	$786	$826	$714	$484	$213	$92	$113	$15	$(83)	$542	$801	$976	$884	$(59)	$(176)
R4Q ROIC[6]	24.9%	31.2%	30.2%	26.4%	21.1%	15.6%	13.2%	13.6%	11.9%	14.8%	20.4%	21.3%	21.0%	20.0%	10.1%	9.7%
R4Q ROA[6]	17.0%	21.2%	20.7%	18.1%	14.6%	10.9%	9.2%	9.5%	8.5%	10.5%	14.3%	14.9%	14.7%	14.2%	7.0%	6.7%
Worldwide Headcount[7]	55,128	61,803	62,500	62,817	62,991	61,349	65,431	67,799	67,121	106,604	103,111	96,002	93,820	87,565	85,777	87,586

Business Model
(Non-GAAP)

Gross Margin*
27%-32%

Operating Expense*
10%-12%

Operating Income*
15%-22%

Tax
7%-10% of Income Before Tax

Capital Expenditures*
5%-7%

Conversion Cycle
4-8 Days

*Percent of Revenue

Gross vs. Net Cash & Cash Equivalents


Cash and Cash Equivalents
Net Cash and Cash Equivalents
$mils

R&D and Capital Expenditures


R&D
Capital Expenditures
R&D % of Revenue
Capex % of Revenue
$mils

Free Cash Flow


Dividends Paid
Stock Repurchases
Free Cash Flow
$mils

R4Q ROIC & R4Q Economic Profit[6]


R4Q Economic Profit
R4Q ROIC
$mils

Note: Refer to "Non-GAAP Financial Measures" for information about non-GAAP financial measures included in this quarterly fact sheet.

Non-GAAP Financial Measures

Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, repaying debt, paying dividends and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP.

EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance.

Non-GAAP Gross Margin and Non-GAAP Gross Profit: Non-GAAP gross margin is a non-GAAP measure defined as non-GAAP gross profit divided by revenue. Non-GAAP gross profit is a non-GAAP measure defined as gross profit before any charges to cost of goods sold that are unusual, non-recurring, or may not be indicative of ongoing operations. Because we believe some charges may not be indicative of ongoing operations, we believe that non-GAAP gross profit is a useful measure to investors as an alternative method for measuring our operating performance and comparing it against prior periods' performance.

Non-GAAP Net Income and Non-GAAP EPS: Non-GAAP net income and non-GAAP EPS are non-GAAP measures defined as net income and EPS, respectively, before any charges that are unusual, non-recurring, or may not be indicative of ongoing operations, or any tax impact related to those charges.

In millions, except gross margin and per share amounts	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14
Reconciliation of Cash Flows from Operations to Free Cash Flow																
Cash Flows from Operations	$557	$588	$363	$390	$505	$313	$447	$352	$378	$1,208	$1,128	$936	$772	$727	$684	$680
Capital Expenditures	(199)	(177)	(185)	(200)	(250)	(175)	(153)	(134)	(120)	(139)	(324)	(382)	(246)	(188)	(136)	(136)
Free Cash Flow	$358	$411	$178	$190	$255	$138	$294	$218	$258	$1,069	$804	$554	$526	$539	$548	$544
Reconciliation of Net Income to EBITDA																
Net Income (Loss)	$429	$400	$265	$197	$225	$146	$158	$239	$145	$483	$745	$519	$335	$391	$(265)	$495
Interest	2	1	1	-	1	(1)	2	1	2	4	7	14	10	11	9	10
Income Tax Expense	42	40	27	14	14	13	12	19	15	55	56	59	133	15	35	37
Depreciation and Amortization	126	128	134	150	151	151	150	158	140	188	339	313	309	309	302	312
EBITDA	$599	$569	$427	$361	$391	$309	$322	$417	$302	$730	$1,147	$905	$787	$726	$81	$854
Reconciliation of Gross Margin to Non-GAAP Gross Margin & Gross Profit to Non-GAAP Gross Profit																
Gross Profit	$687	$665	$535	$437	$475	$410	$469	$541	$648	$977	$1,472	$1,193	$1,059	$1,061	$1,050	$1,088
Acquisition-Related Fair Value Adjustments	-	-	-	-	-	-	-	-	-	91	-	-	-	-	-	-
Restructuring	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	11
Amortization of Intangibles	-	-	-	-	-	-	-	-	-	9	39	38	38	38	35	36
Non-GAAP Gross Profit	$687	$665	$535	$437	$475	$410	$469	$541	$648	$1,077	$1,511	$1,231	$1,097	$1,099	$1,085	$1,135
Revenue	$2,619	$2,641	$2,382	$2,396	$2,475	$2,252	$2,403	$2,694	$1,995	$3,035	$4,754	$4,035	$3,824	$3,764	$3,728	$3,804
Gross Margin	26.2%	25.2%	22.5%	18.2%	19.2%	18.2%	19.5%	20.1%	32.5%	32.2%	31.0%	29.6%	27.7%	28.2%	28.2%	28.6%
Non-GAAP Gross Margin	26.2%	25.2%	22.5%	18.2%	19.2%	18.2%	19.5%	20.1%	32.5%	35.5%	31.8%	30.5%	28.7%	29.2%	29.1%	29.8%
Reconciliation of Net Income (Loss) to Non-GAAP Net Income																
Net Income (Loss)	$429	$400	$265	$197	$225	$146	$158	$239	$145	$483	$745	$519	$335	$391	$(265)	$495
Acquisition-Related Expense	-	-	-	-	-	10	10	14	14	34	-	-	-	-	7	13
Litigation	-	-	27	-	-	-	25	7	-	-	-	-	-	-	681	13
Charges Related to Flooding, Net	-	-	-	-	-	-	-	-	199	15	-	-	-	-	-	-
Acquisition-Related Fair Value Adjustments	-	-	-	-	-	-	-	-	-	91	-	-	-	-	-	-
Amortization of Intangibles	-	-	-	-	-	-	-	-	-	12	51	49	49	49	46	47
Restructuring	-	-	-	-	-	-	-	-	-	-	80	26	41	63	8	11
Insurance Recovery	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(65)
Tax Impact	-	-	-	-	-	-	-	-	-	(16)	(4)	-	88	-	-	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	11	-	-
Non-GAAP Net Income	$429	$400	$292	$197	$225	$156	$193	$260	$358	$619	$872	$594	$513	$514	$477	$514
EPS	$1.85	$1.71	$1.13	$0.84	$0.96	$0.62	$0.67	$1.01	$0.61	$1.96	$2.87	$2.06	$1.36	$1.60	$(1.12)	$2.05
Non-GAAP EPS	$1.85	$1.71	$1.24	$0.84	$0.96	$0.66	$0.81	$1.10	$1.51	$2.52	$3.35	$2.36	$2.09	$2.10	$1.96	$2.12
Diluted Shares Outstanding	232	234	235	234	235	236	237	237	237	246	260	252	246	245	236	242
Non-GAAP Diluted Shares Outstanding[a]	232	234	235	234	235	236	237	237	237	246	260	252	246	245	243	242

Non-GAAP Financial Measures

Economic Profit: Economic profit (EP) is a non-GAAP financial measure defined as net operating profit after taxes less the value of invested capital multiplied by the weighted average cost of capital, where net operating profit after taxes is defined as income from operations minus tax expense and invested capital is defined as the sum of current debt, long-term debt and equity. Management uses EP to evaluate business performance and allocate resources, and it is a component in determining management's incentive compensation. Management believes EP provides additional perspective to investors about financial returns generated by the business and represents profit generated over and above the cost of capital used by the business to generate that profit.

In millions	Q3 FY09	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14
Reconciliation of Operating Income (Loss) to R4Q Economic Profit																			
Operating Income (Loss)	$61	$209	$319	$473	$441	$293	$211	$240	$158	$172	$259	$162	$542	$808	$592	$478	$417	$(221)	$542
Income Tax Provision	(8)	(11)	(29)	(42)	(40)	(27)	(14)	(14)	(13)	(12)	(19)	(15)	(55)	(56)	(59)	(133)	(15)	(35)	(37)
Net Operating Profit After Taxes	53	198	290	431	401	266	197	226	145	160	240	147	487	752	533	345	402	(256)	505
R4Q Net Operating Profit After Taxes				972	1,320	1,388	1,295	1,090	834	728	771	692	1,034	1,626	1,919	2,117	2,032	1,024	996
Invested Capital x WACC				(488)	(534)	(562)	(581)	(606)	(621)	(636)	(658)	(677)	(1,117)	(1,084)	(1,118)	(1,141)	(1,148)	(1,083)	(1,172)
R4Q Economic Profit				$484	$786	$826	$714	$484	$213	$92	$113	$15	$(83)	$542	$801	$976	$884	$(59)	$(176)

Formulas

Share = Units (HDD) / TAM

ASP = Revenue / Units (HDD)

Free Cash Flow = Cash Flow from Operations – Capital Expenditures

EBITDA = Net Income (Loss) + Interest + Income Tax Expense + Depreciation and Amortization

Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days)

Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days)

Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days)

Cash Conversion Cycle = DSO + DIO – DPO

Inventory Turns = 364 days / DIO

R4Q Economic Profit = R4Q Net Operating Profit After Taxes – (Invested Capital x WACC)

- Invested Capital = Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders' equity
- WACC[7] = 11%

R4Q ROIC = R4Q (Operating Income (Loss) + Interest Expense) / R4Q Average (Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders' equity)

R4Q ROA = R4Q Operating Income (Loss) / R4Q Average Total Assets

Footnotes

1. ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates.
2. Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media.
3. Worldwide Headcount excludes temporary and contracted employees.
4. Consumer Electronics includes gaming.
5. PC includes shipments to distributors, second/third tier external HDD manufacturers, and white box manufacturers.
6. Q4 FY13 non-GAAP EPS is calculated using the same number of shares used for Q413 GAAP EPS plus 7 million dilutive shares. Dilutive shares are not included in the Q4FY13 GAAP EPS calculation as Q4 FY13 resulted in a net loss.
7. WACC of 11% is an internal assumption.
8. Q2 FY12 includes charges related to the flooding. Q4 FY13 includes charges related to the arbitration award.
9. TAM is preliminary and based on internal information.